EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of 3DIcon Corporation (the "Company") on Form 10-QSB for the fiscal quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Keating, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to 3DIcon Corporation and will be retained by 3DIcon Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 17, 2007
/s/ Martin Keating
Name: Martin Keating
Title: Chief Executive  Officer and
          Acting Chief Financial Officer